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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                           /s/ Dixon Hughes PLLC


Greensboro, North Carolina
July 22, 2005